UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 8, 2005

FENTURA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-23550 (Commission File Number)	38-2806518 (IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan (Address of principal executive office)	48430-0725 (Zip Code)

Registrant’s telephone number, including area code: (810) 629-2263

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Ms. Peggy L. Haw-Jury's resignation from her director and Audit Committee positions with the Corporation and her director position with the Davison State Bank became effective August 8, 2005. Ms. Haw-Jury became a partner with the firm of Plante & Moran, PLLC upon the merger of her former firm of BKR Dupuis & Ryden with Plante & Moran. Plante & Moran does not permit its partners to serve on financial institution boards of directors. No decision has been made as to who may replace Ms. Haw-Jury on the Corporation or Davison State Bank boards.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 9, 2005	FENTURA FINANCIAL, INC. (Registrant) By: /s/ Ronald L. Justice Ronald L. Justice Senior Vice President for Corporate Governance

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